UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 17, 2012
Date of Report
(Date of earliest event reported)

MSB Financial Corp.
(Exact name of Registrant as specified in its Charter)

United States	001-33246	34-1981437
(State or other jurisdiction of incorporation)	(SEC Commission File No.)	(IRS Employer Identification Number)

1902 Long Hill Road, Millington, New Jersey	07946-0417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(908) 647-4000

Not Applicable
(Former name or former address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

INFORMATION TO BE INCLUDED IN REPORT

Item 8.01. Other Events

On September 17, 2012, the Board of Directors of the Registrant decided to suspend paying its quarterly cash dividend.  Subject to the receipt of the requisite approval of the Federal Reserve, the Board of Directors approved a repurchase program to repurchase up to 5% of the outstanding shares of the Registrant’s common stock other than shares held by MSB Financial, MHC, the Registrant’s mutual holding company.  A copy of the press release dated September 18, 2012 issued by the Registrant announcing these actions is filed as Exhibit 99 hereto and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

Exhibit Number	Description

99	Press Release dated September 18, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MSB FINANCIAL CORP.
	By:	/s/ Michael A. Shriner
Date: September 18, 2012		Michael A. Shriner President and Chief Executive Officer